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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 9, 2001
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                  Lumenon Innovative Lightwave Technology, Inc.
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               (Exact Name of Registrant as Specified in Charter)


              Delaware                000-27977               98-0213257
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   (State or other Jurisdiction      (Commission             (IRS Employer
          of Incorporation)          File Number)         Identification No.)

8851 Trans-Canada Highway, St. Laurent (QC), Canada                 H4S 1Z6
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (514) 331-3738
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  OTHER EVENTS.

         On May 9, 2001, Lumenon Innovative Lightwave Technology, Inc. ("Lumenon") issued a press release announcing its fiscal 2001 third quarter results and the resignations of Dr. Iraj Najafi and Dr. Anthony Moretti as Directors of Lumenon. See the press release attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

         The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LUMENON INNOVATIVE LIGHTWAVE
                                        TECHNOLOGY, INC.

Dated: May 11, 2001                     By: /s/ JACQUES FERRARO
                                            ------------------------------------
                                            Name: Jacques Ferraro
                                            Title:   Controller


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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
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99.1                       Press Release dated May 9, 2001.


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